Exhibit 10.1
AMENDMENT NO. 2
          AMENDMENT NO. 2 (this “Amendment”), dated as of May 19, 2006, to that certain Credit Agreement, dated as of February 14, 2006 (as amended or otherwise modified to the date hereof, the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among NORTEL NETWORKS INC. (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”) and the other parties named therein.
WITNESSETH:
          WHEREAS, Section 9.05 of the Credit Agreement permits the Credit Agreement to be amended from time to time;
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION ONE. Amendment. The Credit Agreement is hereby amended (effective as of the Effective Date (as defined below)) by deleting the definition of “Applicable Margin” from Section 1.01 of the Credit Agreement in its entirety and replacing it with the following:
          “Applicable Margin” means, with respect to any Borrowing consisting of Tranche A Loans or Tranche B Loans, the rate per annum set forth below opposite the applicable tranche of Loans for such type of Borrowing:

	Euro-Dollar Borrowings	Base Rate Borrowings
Tranche A Loans	2.00%	1.00%
Tranche B Loans	3.25%	2.25%
          SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, (a) the Agent shall have received counterparts of this Amendment executed by (i) the Borrower, (ii) the Required Lenders and (iii) each Lender which is the registered holder of any Tranche A Loan, and (b) the Agent shall have received an officer’s certificate of the Chief Financial Officer of NNC stating that the representations and warranties set forth in Section Three hereof are true and correct.

          SECTION THREE. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:
     (a) no Default or Event of Default has occurred and is continuing; and
     (b) except for matters that are disclosed in all material respects in NNC’s 2005 Form 10-K, each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
          SECTION FOUR. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in any Loan Document to the Credit Agreement or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement, as specifically amended by this Amendment, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement.
          SECTION FIVE. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel to the Lenders).
          SECTION SIX. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION SEVEN. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

S-1
IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AMENDMENT TO BE SIGNED AS OF THE DATE FIRST WRITTEN ABOVE.

NORTEL NETWORKS INC., as the Borrower
By:	/s/ Allen K. Stout
	Name:	Allen K. Stout
	Title:	Vice-President, Finance

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ David M. Mallett
	Name:	David M. Mallett
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ David M. Mallett
	Name:	David M. Mallett
	Title:	Vice President

CITICORP USA, INC., as a Lender
By:	/s/ Timothy Dilworth
	Name:	Timothy Dilworth
	Title:	Vice President

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Noel V. Curran
	Name:	Noel V. Curran
	Title:	Attorney-in-Fact

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EXPORT DEVELOPMENT CANADA, as a Lender
By:	/s/ Dan Kovacs
	Name:	Dan Kovacs
	Title:	Loan Asset Manager

By:	/s/ Kevin Skilliter
	Name:	Kevin Skilliter
	Title:	Loan Asset Manager

ACKNOWLEDGED AND AGREED TO:

NORTEL NETWORKS CORPORATION
By:	/s/ Peter W. Currie
	Name:	Peter W. Currie
	Title:	Executive Vice-President and Chief Financial Officer

By:	/s/ Katharine B. Stevenson
	Name:	Katharine B. Stevenson
	Title:	Treasurer

NORTEL NETWORKS LIMITED
By:	/s/ Peter W. Currie
	Name:	Peter W. Currie
	Title:	Executive Vice-President and Chief Financial Officer

By:	/s/ Katharine B. Stevenson
	Name:	Katharine B. Stevenson
	Title:	Treasurer